SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS
OF ALLSPRING FIXED INCOME FUNDS
For the Allspring Core Bond Fund
Allspring Real Return Fund
(each a “Fund”, and together the “Funds”)

At a meeting held May 24-25, 2022, the Board of Trustees of Allspring Funds Trust approved changes to the Class A sales charge schedule for the Funds, effective with purchases made on or after July 15, 2022. In connection with this change, the following amendments are made to the Prospectus, effective with purchases made on or after July 15, 2022:

In the section “Account Information - Share Class Features” the table entitled Class A Sales Charge Schedule is replaced with the following:

Class A Shares Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 and over	0.00%[1]	0.00%	1.00% of first $2,500,000; plus 0.75% of next $2,500,000; plus 0.50% thereafter[2]
1.	If you redeem Class A shares purchased at or above the $500,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see “CDSC Waivers”).
2.	The commission paid to an Intermediary on purchases above the $500,000 breakpoint level is inclusive of the first year’s shareholder servicing fee.

Additionally, in the Share Class Features table, the Purchase Maximum for Class C is update to: “Not to equal or exceed $500,000”.

May 26, 2022	AFR052/P1001S2